Award Timing Disclosure	12 Months Ended
Jul. 31, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]

Available Equity Awards

Stock Options

Under the Equity Plan, the Committee may grant incentive and non-statutory stock options. The exercise price of an incentive or non-statutory stock option generally must be at least 100% (and in the case of an incentive stock option granted to a more than 10% Shareholder, 110%) of the fair market value of the Common Stock subject to that option on the date that option is granted. The Committee determines the rate at which options vest (provided options granted under the Equity Plan may vest only after the expiration of a minimum one-year period from the date of the award) and any other conditions with respect to exercise of the options, in each case subject to the terms of the Equity Plan. Only employees may be granted incentive stock options. No options were granted or were outstanding in Fiscal Year 2026. The Board has adopted a resolution prohibiting the granting of any stock options, stock appreciation rights, or other stock option-like awards at a time when the Board or Company is aware of material non-public information.

Award Timing MNPI Considered [Flag]	true
Award Timing, How MNPI Considered [Text Block]	The Board has adopted a resolution prohibiting the granting of any stock options, stock appreciation rights, or other stock option-like awards at a time when the Board or Company is aware of material non-public information.